Line of Credit	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Line of Credit
Note 8. Line of Credit

On September 12, 2019, AmpliTech entered a new business line of credit for $500,000 maturing on October 1, 2020. The line will be evaluated monthly on a borrowing base formula advancing 75% of accounts receivables aged less than 90 days and 50% of inventory raw materials costs. The interest rate shall be based upon the Wall Street Journal Prime Rate, plus 1%. As of September 30, 2020, the outstanding balance is $300,000, with accrued interest of $1,008.

On November 16, 2015, the Company entered into a commercial line of credit for $150,000. This agreement will be paid over a three-year term with monthly payments equal to 2.780% of the outstanding balance plus accrued interest. The initial variable interest rate on this agreement is 5.25% per annum. This interest rate may change every year on the anniversary date or change date to reflect the new prime rate in effect as per the Wall Street Journal plus 2%. The interest rate will never be greater than 25% or less than 5%. On April 20, 2016, the existing line of credit was increased from $150,000 to $250,000 with an extended maturity date of April 20, 2019. The outstanding balance as of December 31, 2019 and 2018 was $0 and $72,897, respectively. The Company repaid the line of credit and interest $74,283 during the year ended December 31, 2019. Interest expense relating to this line of credit for the years ended December 31, 2019 and 2018 was $1,386 and $6,979, respectively. This line of credit was closed on October 4, 2019.

On September 12, 2019, Amplitech entered a new business line of credit for $500,000 maturing on October 1, 2020. The line will be evaluated monthly on a borrowing base formula advancing 75% of the accounts receivables aged less than 90 days and 50% of inventory raw materials costs. The interest rate shall be based upon the Wall Street Journal Prime Rate, plus 1%. As of December 31, 2019, the outstanding balance is $0.